SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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FiberNet Telecom Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 22, 2009

Dear Stockholder,

We cordially invite you to attend our 2009 annual meeting of stockholders to be held at 10:00 a.m. on Tuesday, June 9, 2009 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York.

At the annual meeting, you will be asked to elect nine persons to the Board of Directors. In addition, the Company will ask the stockholders to authorize an amendment to our 2003 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 250,000 shares, from 1,625,482 shares to 1,875,482 shares. Furthermore, the Company will ask the stockholders to ratify the selection of Friedman LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2009. The Company’s board of directors recommends the approval of all three proposals. Finally, you will be asked to act on such other business as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that your shares are represented. Therefore, we ask that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the annual meeting.

Sincerely,

Jon A. DeLuca

President and Chief Executive Officer

FIBERNET TELECOM GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 9, 2009

To the Stockholders of

FiberNet Telecom Group, Inc.

NOTICE IS HEREBY GIVEN that the annual meeting (the “Annual Meeting”) of FiberNet Telecom Group, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. on Tuesday, June 9, 2009 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York for the following purposes:

1. To elect nine members to the board of directors of the Company (the “Board of Directors”).

2. To authorize an amendment to our 2003 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 250,000 shares, from 1,625,482 shares to 1,875,482 shares.

3. To consider and act upon a proposal to ratify the appointment of Friedman LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2009.

4. To transact such other business as may be properly brought before the stockholders at the Annual Meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 17, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days before the meeting at the Company’s offices at 220 West 42nd Street, New York, New York, and at the time and place of the meeting during the duration of the meeting.

AT LEAST A MAJORITY OF ALL OUTSTANDING SHARES OF VOTING STOCK IS REQUIRED TO CONSTITUTE A QUORUM. ACCORDINGLY, WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING OR NOT, WE ASK THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS

Jon A. DeLuca

President and Chief Executive Officer

i

FIBERNET TELECOM GROUP, INC.

220 WEST 42ND STREET

NEW YORK, NEW YORK 10036

(212) 405-6200

PROXY STATEMENT FOR THE FIBERNET TELECOM GROUP, INC.

2009 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE ANNUAL MEETING

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of FiberNet Telecom Group, Inc., a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. on Tuesday, June 9, 2009, at 10:00 a.m. Eastern Time, and any adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 9, 2009: The proxy statement and annual report to stockholders are available at www.ftgx.com/proxymaterials.

Voting Procedures

Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting. Where you specify a choice on the proxy as to how your shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

•	FOR Proposal 1 electing the nine nominees for director named herein; and

•

FOR Proposal 2 authorizing an amendment to our 2003 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 250,000 shares, from 1,625,482 shares to 1,875,482 shares; and

•	FOR Proposal 3 ratifying the appointment of Friedman LLP as our independent public accountants for the fiscal year ending December 31, 2009.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date. Any registered stockholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence.

Stockholders Entitled to Vote and Quorum

The close of business on April 17, 2009 has been fixed as the record date (“Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on April 17, 2009, we had 7,736,536 shares of common stock outstanding and entitled to vote. Each holder of common stock is entitled to one vote per share on all matters on which such stockholder is entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

If you hold your shares of common stock through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative does not or cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter.

For Proposal 1, nominees for election as directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

For Proposal 2, to authorize an amendment to our 2003 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 250,000 shares, from 1,625,482 shares to 1,875,482 shares, we require the affirmative vote of a majority of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the matter. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore, will have no effect on the outcome of the vote on the proposal. Abstentions are treated as shares present or represented and entitled to vote and have the same effect as a vote against this proposal.

For Proposal 3, to ratify the appointment of Friedman LLP as our independent public accountants for the fiscal year ending December 31, 2009, we require the affirmative vote of a majority of shares of common stock present in person or represented by proxy and entitled to vote on the matter. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore, will have no effect on the outcome of the vote on the proposal. Abstentions are treated as shares present or represented and entitled to vote and have the same effect as a vote against this proposal.

Costs of Solicitation of Proxies

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by our directors, officers or employees. No additional compensation to these individuals will be paid for such solicitation. Georgeson Inc. has been retained to assist in soliciting proxies and it is anticipated that Georgeson will be paid a fee of $7,000 in connection with such services.

This Proxy Statement and the accompanying proxy are being mailed on or about April 22, 2009 to all stockholders entitled to notice of, and to vote at, the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, concerning the ownership of voting securities of (i) each current member of the Board of Directors, (ii) each of the named executive officers, (iii) all of our directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. The address for each of the directors and named executive officers is c/o FiberNet Telecom Group, Inc., 220 West 42nd Street, New York, New York 10036. Addresses of other beneficial owners are noted on the table.

As of the Record Date, we had 7,736,536 shares of common stock outstanding.

Directors and Executive Officers	Number of Shares Beneficially Owned	Percentage Owned
Timothy P. Bradley(1)	29,633	*
Oskar Brecher(2)	50,000	*
Adam M. Brodsky	12,000	*
Thomas Brown(3)	116,273	1.5
Jon A. DeLuca(4)	368,472	4.7
Roy (Trey) D. Farmer III(5)	20,598	*
Robert E. La Blanc(6)	23,200	*
Michael S. Liss(7)	225,416	2.9
Charles J. Mahoney(8)	29,548	*
Richard E. Sayers(9)	34,435	*
Charles Wiesenhart Jr.(10)	79,669	1.0
Executive officers and directors as a group (eleven persons)	989,244	12.8

5% Stockholders

WC Capital Management, LLC(11) 300 Drakes Landing Road, Suite 230 Greenbrae, CA 94904	1,138,463	14.7

Mr. Kamran Hakim(12) c/o Buckingham Trading Partners 3 West 57th Street, 7th Floor New York, NY 10019	820,647	10.5

Carlson Capital, L.P.(13) 2100 McKinney Avenue, Suite 1600 Dallas, TX 75201	717,584	9.3

Deutsche Bank AG, New York Branch(14) 60 Wall Street, 43rd Floor New York, NY 10005	519,522	6.6

Renaissance Technologies LLC(15) 800 Third Avenue New York, New York 10022	419,700	5.4

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes 27,500 shares of restricted stock and 2,133 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(2)	Includes 38,000 shares of common stock and 12,000 shares of restricted stock.

(3)	Includes 11 shares of common stock, 114,000 shares of restricted stock and 2,262 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(4)	Includes 43 shares of common stock, 309,000 shares of restricted stock and 59,429 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(5)	Includes 16,600 shares of restricted stock and 3,998 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(6)	Includes 1,000 shares of common stock, 21,400 shares of restricted stock and 800 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(7)	Includes 18,801 shares of common stock, 180,200 shares of restricted stock and 26,415 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(8)	Includes 27,500 shares of restricted stock and 2,048 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(9)	Includes 440 shares of common stock owned by Taurus Telecommunications Inc., 530 shares of common stock, 30,500 shares of restricted stock and 2,965 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(10)	Includes 79,000 shares of restricted stock and 669 shares issuable upon the exercise of options to purchase common stock that are exercisable within 60 days of the Record Date.
(11)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2009.
(12)	Based on information currently available to management. Includes 75,000 shares issuable upon the exercise of warrants to purchase common stock that are exercisable within 60 days of the Record Date. Mr. Hakim is the sole owner of gateway.realty.new jersey.llc, which owns 290,800 shares of the company.
(13)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2009. Includes 645,753 shares held by Double Black Diamond Offshore LDC. Carlson Capital, L.P. is the investment manager to Double Black Diamond Offshore LDC and other accounts. Mr. Clint D. Carlson is the president of Asgard Investment Corp., the general partner of Carlson Capital, L.P.
(14)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2009. Includes 137,907 shares issuable upon the exercise of warrants to purchase common stock that are exercisable within 60 days of the Record Date.
(15)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2009.

MANAGEMENT

The Board of Directors

Our Certificate of Incorporation and By-Laws provide for our business to be managed by or under the direction of the Board of Directors. Under our Certificate of Incorporation and By-laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of nine members. Directors are elected for a period of one year and thereafter serve, subject to the Bylaws, until the next annual meeting at which their successors are duly elected by the stockholders. The Board of Directors has reviewed the materiality of any relationship that each of the directors has with FiberNet, either directly or indirectly. Based upon this review, the Board has determined that the following members of the Board are “independent directors” as defined by the rules of the Nasdaq Stock Market: Timothy P. Bradley, Oskar Brecher, Adam M. Brodsky, Roy (Trey) D. Farmer III, Robert E. La Blanc, Michael S. Liss, Charles J. Mahoney and Richard E. Sayers.

Set forth below are our current directors, who are also the persons being nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name	Age	Position with the Company
Timothy P. Bradley	47	Director
Oskar Brecher	62	Director
Adam M. Brodsky	35	Director
Jon A. DeLuca	37	Director, President and Chief Executive Officer
Roy (Trey) D. Farmer III	38	Director
Robert E. La Blanc	75	Chairman
Michael S. Liss	54	Director
Charles J. Mahoney	71	Director
Richard E. Sayers	71	Vice Chairman

The following biographical information is furnished as to each of our current directors:

TIMOTHY P. BRADLEY has served as one of our Directors since 1999. From 1996 to the present, Mr. Bradley has been a managing director of Signal Equity Partners, a private equity investment fund focused on the telecommunications, media and technology industries. From 1992 to 1996, Mr. Bradley was a general partner at the Exeter Group of Funds, a private equity investment firm. Prior to that, Mr. Bradley was a practicing attorney in New York City. Mr. Bradley currently serves on the boards of numerous rural telephone companies and Oceanic Digital Communications, Inc., a Caribbean mobile communications company. He has a B.A. from Yale University, a J.D. from New York University School of Law, and an M.B.A. from Columbia Business School.

OSKAR BRECHER has served as one of our directors since 2004. In 2006, Mr. Brecher joined the Moinian Group as Director of Development. The firm is a national real estate developer engaged in several large scale mixed use urban projects. From 1998 until January 2007, he was the managing member of gateway.realty.new jersey.llc, a company offering colocation services to telecom and internet service providers prior to its sale to FiberNet Telecom Group, Inc. in 2004. From 1981 to 2002, he was the founder and sole owner of American Landmark Developments, Inc., which, in partnership with affiliates of Olympia & York and others, developed high rise residential properties and was involved in condominium conversions and syndications to investors. In the late 1970’s, Mr. Brecher was a senior executive at the Cadillac Fairview Corp. He has an M.B.A. from Harvard University and a Bachelor of Architecture and Bachelor of Science from McGill University.

ADAM M. BRODSKY has served as one of our directors since 2006. He was the Director of Development and General Counsel for gateway.realty.new jersey.llc, a company offering colocation services to telecom and internet service providers prior to its sale to FiberNet Telecom Group, Inc. in 2004. Prior to that, Mr. Brodsky was a real estate attorney with the firm of Fried, Frank, Harris, Shriver and Jacobsen. He is currently Director of

Commercial Properties and General Counsel for the Hakim Organization, a national owner of shopping centers, apartment buildings and office properties. Mr. Brodsky serves on the Board of Trustees of Muhlenberg College in Allentown, Pennsylvania. He has a B.A. from Muhlenberg College and a J.D. from the Benjamin N. Cardozo School of Law.

JON A. DELUCA was appointed as our President and Chief Executive Officer and began serving as one of our directors in 2005. Until his appointment as President and Chief Executive Officer, Mr. DeLuca served as our Senior Vice President—Finance and Chief Financial Officer and also as our Vice President—Finance since 1999. From 1997 to 1999, Mr. DeLuca was a Managing Director of Lago Industries, LLC, a private merchant banking firm. From 1992 to 1997, he was employed in the leveraged finance groups of Lazard Frères & Co. LLC and Bear, Stearns & Co. Inc. Mr. DeLuca has a B.A. from Trinity College.

ROY (TREY) D. FARMER III has served as one of our directors since 1999. Mr. Farmer is a partner in Zen US Agro Marketing Group LLC, a grower, packer and shipper of agricultural commodities domestically and internationally. From 2002 to 2007, Mr. Farmer was a managing partner of a private merchant banking fund and investment bank based in Istanbul, Turkey. From 1999 to 2001, Mr. Farmer was our Executive Vice President and then our Chief Operating Officer. From 1998 to 1999, he was a partner of Sterling Capital LLC, a private investment firm. From 1997 to 1998, Mr. Farmer worked with a group of strategic consulting firms that repositioned technology companies. He has an A.B. from Princeton University, a M.Ed. from Harvard University and a M.A.R. from Yale University.

ROBERT E. LA BLANC was appointed as Chairman of the Board in 2008 and has served as one of our directors since 2003. He is President of Robert E. La Blanc Associates, Inc., an information technologies consulting and investment banking firm, and is active in the field of venture capital. Prior to founding La Blanc Associates, in 1981, Mr. La Blanc was Vice Chairman of Continental Telecom, Inc., a diversified telecommunications company providing service to over three million customers in 2,000 communities in 37 states and the Caribbean. Prior to joining Continental, he spent ten years with the major investment banking firm of Salomon Brothers Inc. where he was a General Partner and the founder of the firm’s telecommunications team. Mr. La Blanc is currently a director of the following public companies: CA Inc. and more than 75 Prudential Mutual Funds. Mr. La Blanc holds the degrees of Bachelor of Electrical Engineering from Manhattan College and Master in Business Administration from New York University. He is also a graduate of an extensive technical training program at the Bell Telephone Laboratories.

MICHAEL S. LISS was Chairman of the Board from 2004 to 2008 and has served as one of our Directors since 1999. From 2006 to the present, Mr. Liss has been a managing member of Cipher Capital Partners LLC, a New York City-based investment fund which invests in public and private small-cap companies. From 1999 to 2005, Mr. Liss also served as our President and Chief Executive Officer. From 1994 to 1999, he was a Managing Director of Lazard Fréres & Co. LLC, and prior to that he was Senior Managing Director of Bear, Stearns & Co. Inc. Mr. Liss has a B.A. from Columbia University, a J.D. from Yale Law School, and a M.P.P.M. from the Yale School of Management.

CHARLES J. MAHONEY has served as one of our directors since 1999. Previously, he served as President and Chief Executive Officer of Arcade Building Services, a wholly-owned subsidiary of Tishman Speyer Properties, L.P. From 1990 to 2000, he was Senior Managing Director and Managing Director with Tishman Speyer Properties. Prior to his employment at Tishman Speyer Properties, Mr. Mahoney was Senior Vice President, Director of Engineering and Construction at the Helmsley Organization and General Manager of Operations at Consolidated Edison Inc. He holds a B.S. from C.W. Post College.

RICHARD E. SAYERS was appointed as Vice Chairman in 2004 and has served as one of our directors since 1999. Since 1996, he has served as President of Taurus Telecommunications, Inc., a private consulting company in the telecommunications industry. From 1994 to 1996, Mr. Sayers was the Vice Chairman of ACC Corp. and President of its International Group, serving as Chairman of ACC Telenterprises (ACC-Canada) and

Chairman of ACC Long Distance, United Kingdom. Mr. Sayers has nearly 40 years of executive-level experience in the telecommunications industry. He has a B.S. in Electrical Engineering and a B.A. in English from Union College.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2008, there were seven meetings of our Board of Directors, and the various committees of the Board met an aggregate of nine times. No director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which such director served during fiscal 2008. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each annual meeting of our stockholders. Other than Adam M. Brodsky, all directors were present at our 2008 annual meeting of stockholders.

Audit Committee. Our Audit Committee met five times during fiscal 2008. This committee currently has four members, Oskar Brecher (Chairman), Roy (Trey) D. Farmer III, Robert E. La Blanc and Charles J. Mahoney. This committee’s role and responsibilities are set forth in a charter which was adopted by the Board and made publicly available as filed with our proxy statement for our 2008 annual meeting. This committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. Pursuant to our written Audit Committee Charter, our Audit Committee has the authority to retain and terminate the services of our independent accountants, review financial statements, consider matters relating to accounting policy and internal controls and review the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Brecher is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee. Our Compensation Committee met three times during fiscal 2008. This committee currently has four members, Michael S. Liss (Chairman), Oskar Brecher, Robert E. La Blanc and Richard E. Sayers. Our Compensation Committee is responsible for formulating, evaluating and approving compensation of our directors, executive officers and key employees and overseeing all compensation programs involving the use of our stock. The Compensation Committee may form and delegate its authority to a subcommittee as it deems appropriate. Our Compensation Committee administers our Equity Incentive Plan and reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer. All members qualify as independent under the definition promulgated by the Nasdaq Stock Market.

In establishing the levels and forms of compensation for our directors and executive officers, the Compensation Committee analyzes a number of factors but does not actively consult with its executive officers in doing so. On occasion, a compensation consultant will be employed to obtain an expert opinion regarding the levels and forms of compensation, particularly when making large equity grants to employees. No such consultant was engaged in 2008.

Nominating and Governance Committee. The Nominating and Governance Committee met once during fiscal 2008. This committee currently has four members, Michael S. Liss (Chairman), Adam M. Brodsky, Robert E. La Blanc and Charles J. Mahoney. This committee’s role is to make recommendations to the full Board as to the size and composition of the Board and to make recommendations as to particular nominees. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market.

The Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors that it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. As set forth in the Nominating and Governance Committee Charter, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2010 Annual Meeting of Stockholders, it must follow the procedures described in “Stockholder Proposals and Nominations For Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the members of the Nominating and Governance Committee by mail at 220 West 42nd Street, New York, New York 10036.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 212-405-6200. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions to the non-employee Board members via e-mail at boardofdirectors@ftgx.com.

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also directors.

Name	Age	Position
Thomas Brown	40	Senior Vice President – Sales and Marketing
Charles Wiesenhart Jr.	38	Vice President – Finance and Chief Financial Officer

THOMAS BROWN has served as our Senior Vice President of Sales and Marketing since 2003. Mr. Brown previously served as our Director of Carrier Sales from 1999 to 2001 and as our Vice President of Sales from 2001 until 2003. From 1997 to 1999, Mr. Brown was Director of Carrier Sales at DirectNet Telecommunications LLC, a private international carrier. From 1992 to 1997, Mr. Brown held various managerial positions with both LCI International, Inc. and AT&T. Mr. Brown has a B.A. from University of Massachusetts at Amherst.

CHARLES WIESENHART JR. is our Vice President-Finance and Chief Financial Officer. Mr. Wiesenhart was promoted to Chief Financial Officer in 2006. From 2001 until 2006, Mr. Wiesenhart was our Controller, and from 2000 to 2001, he served as our Assistant Controller. From 1993 to 2000, Mr. Wiesenhart was employed at Deloitte & Touche LLP. Mr. Wiesenhart has a B.B.A. in Accountancy from Baruch College of the City University of New York.

SUMMARY COMPENSATION TABLE

The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2008 and December 31, 2007 to (1) our Chief Executive Officer, and (2) our two next most highly compensated executive officers. These three officers are generally referred to as the named executive officers, or NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Mr. Jon A. DeLuca, President and Chief Executive Officer	2008	298,620	220,000	214,891	52,750	1,820	(2)	788,081
	2007	281,637	200,000	197,627	52,750	1,820	(2)	733,834

Mr. Charles Wiesenhart Jr., Vice President—Finance and Chief Financial Officer	2008	218,900	82,500	68,503				369,903
	2007	192,740	75,000	47,678				315,418

Mr. Thomas Brown, Senior Vice President— Sales and Marketing	2008	258,620	165,000	88,602				584,222
	2007	243,680	150,000	77,812				471,492

(1)	Represents the proportionate amount of the total fair value of stock and option awards recognized by us as an expense in 2008 or 2007 for financial accounting purposes. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended December 31, 2008 for details as to the assumptions used to determine the fair value of the stock and option awards.
(2)	Amount represents term life insurance premiums paid for by us on behalf of the CEO.

The Company does not have employment agreements with any of its NEOs. All current NEOs are employed on an “at-will” basis. The Company provides compensation to its NEOs in the form of both cash and equity. Cash compensation is paid in two forms: base salary and annual merit bonuses. The amount of this bonus is determined at the discretion of the Compensation Committee, which analyzes both the performance of the individual and the Company as a whole. The Company also compensates and provides incentives to its NEOs through the issuance of equity in the Company pursuant to the terms of the Company’s 2003 Equity Incentive Plan. Such equity grants have to date come in two forms: stock options and shares of restricted stock. In 2008, only restricted stock grants were made, which grants vest in full on the fourth anniversary of the grant date provided the NEO remains employed as of such date. However, if the employment of any NEO is terminated by us without cause and for reasons other than death or disability, then such NEO will receive unrestricted shares on the date of termination in an amount equal to the pro rata portion of the restricted stock from the grant date until such termination, as calculated on a monthly basis over a four-year period or ten-year period, as applicable.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows grants of stock options and grants of unvested stock awards, outstanding on the last day of the fiscal year ended December 31, 2008, to each of the NEOs identified in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Mr. Jon A. DeLuca	299			1,208.90	6/14/2009
	283			1,499.90	12/3/2009
	416			1,499.90	12/18/2009
	332			1,124.90	12/21/2010
	2,999			96.00	12/21/2011
	5,100			11.30	7/30/2013
	50,000	25,000	(2)	2.11	8/17/2016
						300,000	(3)	3,150,000
Mr. Charles Wiesenhart Jr.	33			3,806.20	9/18/2010
	10			1,124.90	12/21/2010
	126			96.00	12/21/2011
	500			11.30	7/30/2013
						75,000	(4)	787,500
Mr. Thomas Brown	165			2,606.20	12/17/2009
	82			1,124.90	12/21/2010
	415			96.00	12/21/2011
	800			11.30	7/30/2013
	800			15.50	1/19/2014
						110,000	(5)	1,155,000

(1)	The market value of the stock awards is determined by multiplying the number of shares times $10.50, the closing price of our common stock on the Nasdaq Capital Market on December 31, 2008, the last business day of our fiscal year.
(2)	25,000 options vest on August 17, 2009.
(3)	59,000 shares vest on July 30, 2013, 225,000 shares vest on August 17, 2010 and 16,000 shares vest on August 20, 2011.
(4)	5,700 shares vest on July 30, 2013, 50,000 shares vest on August 17, 2010 and 19,300 shares vest on August 20, 2011.
(5)	8,800 shares vest on July 30, 2013, 9,200 shares vest on January 19, 2014, 82,000 shares vest on August 17, 2010 and 10,000 shares vest on August 20, 2011.

POTENTIAL PAYMENTS UPON A

TERMINATION OR CHANGE IN CONTROL

We maintain certain plans that may require us to make certain payments and/or provide certain benefits to our NEOs in the event of a termination of employment or a change in control for us. We currently have two separate plans providing for payments to NEOs in connection with a termination (including resignation, severance and retirement), a change in control or a “change in responsibilities” of the NEO: the 2003 Equity Incentive Plan and the Change in Control Plan.

Equity Plan

The Equity Plan provides that the following provisions will apply to equity grants in the event of a termination of employment:

(a) Death, Disability and Retirement. In the event that the NEO’s employment terminates by reason of death, disability or retirement, all of his options and shares of restricted stock shall immediately become fully vested, and the options shall remain exercisable until the earlier of (1) the remainder of the term of the option, or (2) 12 months after the date of such termination (provided, that in the case of an ISO such twelve month period shall be reduced to three months).

(b) Termination for Cause. In the event that the NEO’s employment terminates for cause, (1) all options shall expire immediately and all rights to purchase shares (vested or unvested) under the option shall cease, and (2) the Company may repurchase all shares of restricted stock at the purchase price per share of $0.001. “Cause” means termination of the NEO’s employment with the Company because of:

(i) the NEO’s dishonesty, theft or conviction of any crime or offense involving money or property of the Company,

(ii) the NEO’s gross negligence, incompetence or willful misconduct in the performance of his duties,

(iii) the NEO’s willful and continued failure or refusal to perform his duties (other than any such failure resulting from a disability), or

(iv) such other act or omission as determined by the Board in its reasonable discretion.

Pursuant to the terms of the Equity Plan, upon the occurrence of a Change in Control (as defined below under the heading, “Definition of Change in Control”), unless otherwise specifically prohibited under applicable laws, all unvested options shall become immediately exercisable as of the date of the Change in Control and any restrictions imposed on restricted shares shall lapse. Notwithstanding the foregoing, the Board may determine that no Change in Control shall be deemed to have occurred or that some or all of the rights of the NEOs under outstanding awards upon a Change in Control shall not apply so long as such award remains outstanding and the NEO’s rights in respect of such award are not limited by the Company or the surviving entity, as applicable.

CIC Plan

The CIC Plan was approved and adopted by the Board in order to specify certain benefits that will accrue to qualified employees (defined as a person who is employed full-time by the Company on the date of a Change in Control in the position of Vice President, Senior Vice President or President) in connection with a Change in Control (as defined below). If the employment of a qualified employee is terminated without cause or by the qualified employee for good reason at any time from and after a Change in Control until the first anniversary of that Change in Control, then such qualified employee, which includes the NEOs, shall be entitled to the following benefits :

(a) All accrued obligations (i.e., base salary and bonus fully earned through the date of termination, and any accrued but unused vacation pay) in a lump sum within thirty days after such termination date;

(b) An aggregate amount equal to (i) the applicable percentage (50% for each NEO other than the President and 100% for the President) multiplied by his or her then current base salary plus (ii) the higher of (x) a pro-rated portion of the annual bonus paid to such qualified employee for the prior fiscal year, if any, as calculated based upon the number of months that have elapsed in the current fiscal year, or (y) a prorated portion of the annual bonus for the current fiscal year, determined at target corporate and individual performance levels, in each case within thirty days after such termination; and

(c) The premiums (less the NEO’s premium contributions, if any) for the same or equivalent health care coverage (including any dental coverage) provided by the Company immediately prior to the Change in Control for the duration of the designated time period (six months for each NEO other than the President and twelve months for the President).

No NEO shall be entitled to receive any of the above if terminated for cause, by the NEO without good reason or on account of the NEO’s retirement, death or disability (unless an NEO dies after qualifying for benefits but prior to the Company’s making such benefits available).

If any of the above benefits, together with any other amounts otherwise paid or distributed to such NEO in connection with a Change in Control (e.g., the lapsing of transfer restrictions on restricted stock), would be an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986 (as amended, the “Code”) and would thereby subject such NEO to the excise tax imposed under Section 4999 of the Code or any similar tax (the “Excise Tax”), then:

(a) for the President, the Company shall reimburse him for any additional taxes or penalties due to the Excise Tax (the “Gross-Up Payment”), including any state, federal and local taxes that are applicable to such Gross-Up Payment; and

(b) for all other NEOs, the Company shall pay the greater of (i) the total value of the amounts payable if reduced to avoid the triggering of the Excise Tax or (ii) the total value of the amounts payable even if the Excise Tax is triggered, such that the total amount actually received by the NEO, net of all applicable taxes (including the Excise Tax), is maximized.

Definition of “good reason”

For purposes of both the Equity Plan and the CIC Plan, good reason is defined as:

(a) the assignment of the NEO of any duties which results in a material diminution in position, authority, compensation, duties or responsibilities; or

(b) the NEO, as a condition to remaining employed, is required to relocate his place of service at least fifty miles from his current place of service.

Definition of “Change in Control”

For purposes of both the Equity Plan and the CIC Plan, a Change in Control is defined as any one of the following events:

(a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person (an “Acquiror”) and as a result of such merger, consolidation or reorganization, less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

(b) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 51% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

(c) There is a report filed on Schedule 13D or Schedule 14D (or any successor schedule form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms “person” and “group” are used in Section 13(d) or Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term “beneficial owner” is defined under Rule l3d- 3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of Company;

(d) During any period of two consecutive years, the Continuing Directors cease to constitute at least a majority of the Board (for purposes of this definition, the term “Continuing Directors” means the Directors still in office who either were Directors at the beginning of the two-year period or who were Directors elected to the Board and whose election or nomination was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the two-year period or whose election to the Board was previously so approved); or

(e) Any other event that the Board determines shall constitute a Change in Control for purposes of the Equity Plan or the CIC Plan.

DIRECTOR COMPENSATION

The following table shows director compensation paid to our non-employee directors for the fiscal year ended December 31, 2008, including the value of both cash payments and equity awards.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		All Other Compensation ($)		Total ($)
Timothy P. Bradley(2)	23,000	28,998		0		51,998
Oskar Brecher(3)	44,500	11,484		0		55,984
Adam M. Brodsky(4)	22,000	11,484		0		33,484
Roy (Trey) D. Farmer III(6)	29,000	16,682		0		45,682
Robert E. La Blanc(7)	28,000	22,105		0		50,105
Michael S. Liss(8)	26,500	339,270	(9)	0		365,770
Charles J. Mahoney(10)	31,000	28,998		0		59,998
Richard E. Sayers(11)	23,000	30,580		10,000	(5)	63,580

(1)	Represents the proportionate amount of the total fair value of stock awards recognized by us as an expense in 2008 for financial accounting purposes. See Note 3 to our Condensed Consolidated Financial Statements reported in our Form 10-K for our fiscal year ended December 31, 2008 for details as to the assumptions used to determine the fair value of the stock awards.
(2)	Mr. Bradley had 2,133 stock options and 27,500 shares of restricted stock outstanding on December 31, 2008.
(3)	Mr. Brecher had 12,000 shares of restricted stock outstanding on December 31, 2008.
(4)	Mr. Brodsky had 12,000 shares of restricted stock outstanding on December 31, 2008.
(5)	Represents fees paid under the Board of Directors Compensation Plan for advisory services performed on a project-specific basis.
(6)	Mr. Farmer had 3,998 stock options and 16,600 shares of restricted stock outstanding on December 31, 2008.
(7)	Mr. La Blanc had 800 stock options and 21,400 shares of restricted stock outstanding on December 31, 2008.
(8)	Mr. Liss had 26,415 stock options and 180,200 shares of restricted stock outstanding on December 31, 2008.
(9)	On May 8, 2008, 40,000 shares of restricted stock held by Mr. Liss, which were originally granted on July 30, 2003, were granted early vesting by the Compensation Committee of the Board of Directors.
(10)	Mr. Mahoney had 2,048 stock options and 27,500 shares of restricted stock outstanding on December 31, 2008.
(11)	Mr. Sayers had 2,965 stock options and 30,500 shares of restricted stock outstanding on December 31, 2008.

Compensation of Directors

Pursuant to our Amended and Restated 2008 Board of Directors Compensation Plan, as adopted on July 29, 2008, we pay each non-employee director an annual fee of $16,000 (payable quarterly in arrears). In addition, the chairman of the Board of Directors and the Audit Committee shall each be entitled to an annual fee of $10,000 (payable quarterly in arrears). Each board and committee member is also entitled to a fee of $1,000 for each meeting attended. The board chairman and each committee chairman, if non-employee directors, are also entitled to an additional $500 for each meeting attended. Ordinary and necessary expenses incurred in attending Board and committee meetings are reimbursed. Our 2009 Board of Directors Compensation Plan is the same as our amended 2008 plan.

Prior to July 29, 2008, our 2008 Board of Directors Compensation Plan was as described above, except that it did not provide for the payment of an annual fee of $10,000 (payable quarterly in arrears) to each chairman of the Board of Directors and the Audit Committee.

Directors who are not our employees or employees of any of our affiliates are also entitled to receive equity grants under our 2003 Equity Incentive Plan. During fiscal 2008, our non-employee directors were granted shares of restricted stock as follows:

Name	Restricted Stock
Timothy P. Bradley	3,000
Oskar Brecher	3,000
Adam M. Brodsky	3,000
Roy (Trey) D. Farmer III	3,000
Robert E. La Blanc	3,000
Michael S. Liss	3,000
Charles J. Mahoney	3,000
Richard E. Sayers	3,000

Pursuant to our Amended and Restated 2008 Board of Directors Compensation Plan, the Chief Executive Officer or Chief Financial Officer of the Company could request that a director provide services as a director on a project-specific basis. Directors were compensated for undertaking any such services at a rate of $1,000 per day (pro-rated as appropriate). Compensation for such services was paid in cash on a monthly basis in arrears. During fiscal year 2008, for such advisory services, Mr. Sayers’s total remuneration was $10,000.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which during 2008 consisted of members who met the audit committee member requirements of the Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a charter which was adopted by the Board and made publicly available as filed with our proxy statement for our 2008 annual meeting. This committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Friedman LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2008, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2008 with management and Friedman LLP, our independent auditors;

•	Discussed with Friedman LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit; and

•

Received written disclosures and the letter from Friedman LLP regarding its independence as required by the applicable requirements of the Public Company Accounting Oversight Board reporting Friedman LLP’s communication with the Audit Committee. The Audit Committee further discussed with Friedman LLP its independence. The Audit Committee also considered the status of taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Friedman LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

The forgoing report was prepared on April 15, 2009 by the following Directors of the Company, constituting all the members of the Audit Committee at that time:

THE AUDIT COMMITTEE:

Oskar Brecher

Roy (Trey) D. Farmer III

Robert E. La Blanc

Charles J. Mahoney

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

An Annual Statement of Beneficial Ownership on Form 5 is not required to be filed if there are no previously unreported transactions or holdings to report. Nevertheless, we are required to disclose the names of directors, officers and 10% shareholders who did not file a Form 5 unless we have obtained a written statement that no filing is required.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have no related party transactions to disclose with respect to the fiscal years ended December 31, 2008 and 2007. Our Audit Committee is required to review and approve in advance all related party transactions.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market, Inc.

PROPOSAL ONE: ELECTION OF DIRECTORS

Background

Under our Certificate of Incorporation and By-Laws, the number of directors is fixed from time to time by the Board of Directors, and directors serve in office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

The Board of Directors has voted (i) to set the size of the Board of Directors at nine and (ii) to nominate all of our current directors (Timothy P. Bradley, Oskar Brecher, Adam M. Brodsky, Jon A. DeLuca, Roy (Trey) D. Farmer III, Robert E. La Blanc, Michael S. Liss, Charles J. Mahoney and Richard E. Sayers) for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for a nominee named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

Required Vote

A plurality of the votes cast at the Annual Meeting is required to elect each nominee as a director.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF TIMOTHY P. BRADLEY, OSKAR BRECHER, ADAM M. BRODSKY, JON A. DELUCA, ROY (TREY) D. FARMER III, ROBERT E. LA BLANC, MICHAEL S. LISS, CHARLES J. MAHONEY AND RICHARD E. SAYERS AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TWO: INCREASE IN SHARES AVAILABLE FOR

ISSUANCE UNDER THE 2003 EQUITY INCENTIVE PLAN

Background

The Board of Directors has authorized an amendment to our 2003 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 250,000 shares, from 1,625,482 shares to 1,875,482 shares. Any increase in the number of shares available under the plan requires stockholder approval. The complete text of the amendment is set forth at the end of this section of the proxy statement.

As of April 17, 2009, 134,288 stock options and 1,486,968 shares of restricted stock were issued and outstanding. This leaves only 4,226 shares available for grant under the plan. The Board believes that our ability to continue providing non-cash compensation and incentives in the form of equity is crucial to our ability to attract, retain and motivate talented employees, consultants and non-employee directors.

The 2003 Equity Incentive Plan

The following paragraphs provide a summary of the features of the plan and its operations. The following summary is qualified in its entirety by reference to our plan as set forth in Appendix A.

Shares Available and Award Limitations. The number of shares of common stock reserved and available for the grant of awards under the plan currently is 4,226 shares. If FiberNet issues or delivers shares (other than those shares issued or delivered pursuant to awards under the plan or other incentive compensation plans of the Company), then each time shares are issued or delivered, 10% of such newly issued or delivered shares will become available for the grant of awards under the plan. Other than the 2003 plan, FiberNet has no other plan in effect under which options and stock-based awards may be granted to employees. The number of shares available under the plan is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events (discussed further below).

For awards of options designated as “incentive stock options” (intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)), the aggregate number of shares that may be subject to such options currently shall not exceed the maximum number of shares reserved for issuance under the plan. Shares available for awards under the plan may be either authorized and unissued shares or shares held in or acquired for FiberNet’s treasury.

In certain circumstances, shares subject to an outstanding award may again become available for issuance pursuant to other awards available under the plan. For example, shares subject to canceled, forfeited or expired awards or to awards settled in cash or otherwise terminated without issuance of shares to a participant, and shares withheld by or surrendered to FiberNet to satisfy any tax withholding obligations or in payment of the exercise price of an award, will again become available for the grant of new awards under the plan. In addition, shares subject to an award granted in substitution for an award of a company or business acquired by FiberNet or a subsidiary will not count against the number of shares reserved and available by virtue of FiberNet’s assumption of the plan or arrangement of the acquired company or business.

The plan also limits the number of shares subject to awards that may be granted to any one participant in any given fiscal year. Under this individual limitation, the maximum aggregate number of shares that may be granted pursuant to awards is 333,333 (subject to adjustment for splits and other extraordinary corporate events). This limit includes the number of shares that may be paid to a participant pursuant to the exercise or settlement of an award. In addition, the plan limits the amount of cash that may be paid to an individual pursuant to an exercise or settlement of an award in any given fiscal year to a maximum aggregate payout of $20,000,000.

In the event of a recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the common stock, adjustments may be made to the number and kind of shares available for issuance of awards or subject to any outstanding awards.

Eligibility. Current and future employees (including officers), non-employee directors, and consultants of FiberNet and its affiliates are eligible to participate in and receive a grant or grants of an award under the plan. As of April 17, 2009, approximately 82 individuals would be eligible to receive awards under the plan. Of this total, approximately 74 individuals are employees and eight individuals are non-employee directors.

Administration. The plan is administered by the Compensation Committee (the “Committee”) of the board.

Subject to the terms and conditions of the plan, the Committee has the authority to designate which eligible individuals will receive awards, to determine the type and number of awards to be granted, to decide the number of shares to subject to the awards, to specify the time or times at which awards will be granted, exercisable or settled (including any performance conditions to be satisfied in connection therewith), and to provide any other terms, conditions or restrictions of such awards. The Committee also has the authority to interpret and establish rules and regulations relating to the plan and any individual agreements entered pursuant to the plan, and make all other determinations that may be necessary or advisable for administration of the plan. When interpreting the terms and provisions of the plan, the decisions of the Committee are final and binding upon all interested individuals. Nothing in the plan prevents the Committee from authorizing payment of other compensation, including bonuses based upon performance, to officers and employees, including the executive officers.

Stock Options and SARs. Under the plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options, which are intended to meet the requirements of Section 422 of the Code such that a participant can receive potentially favorable tax treatment. SARs may be granted either alone or in tandem with a stock option, and entitle the participant to receive the excess of the fair market value of a share on the exercise date (or other specified date) over the grant price of the SAR. The Committee has discretion to determine the terms and conditions of each stock option and SAR granted under the plan, including the grant date, option price or payment amount of an SAR, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the plan, all of which will be evidenced in an individual award agreement between the participant and FiberNet. Generally, the terms of an option or SAR will provide for post-employment exercise for specified period of time, determined by the Committee. If not otherwise specified by the Committee, the plan provides that options will become immediately exercisable and remain exercisable for one year (or the remainder of their term, if shorter) upon a participant’s termination due to death, disability or retirement.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. These limitations include grants only to employees, a maximum term of ten years (or 5 years for 10% owners of FiberNet, as determined under the Code), a minimum exercise price of fair market value of a share as of the date of grant (or 110% of the fair market value of a share for 10% owners), and restrictions on transferability of the incentive stock option or SAR.

Payment for shares purchased pursuant to an option under the plan may be made in cash, shares, through broker-assisted cashless exercise procedures, or by surrender of other outstanding awards having a fair market value equal to the exercise price.

Restricted Stock. Under the plan, the Committee is authorized to make awards of restricted stock, which entitles the participant to all of the rights of a stockholder of FiberNet, including the right to vote the shares and the right to receive any dividends, unless otherwise determined by the Committee. Prior to the end of a “restricted period,” shares received as restricted stock may not be sold, transferred or otherwise disposed of by participants, and may be forfeited in the event of termination of employment. The Committee will generally establish the restricted period, but if no restricted period is provided, it will be three years for restrictions lapsing due to time or one year for restrictions lapsing due to the achievement of performance goals. Whether a participant will have rights to receive unvested shares of restricted stock following termination of employment is determined by the Committee, in its discretion, and will be provided for in the individual agreement covering the grant of the award. If the Committee does not provide for such contingencies, then if the participant’s employment terminates due to death, disability or retirement, all restrictions will lapse and the shares will become fully vested. If the participant’s employment terminates for any other reason, the participant will forfeit any unvested shares of restricted stock.

Performance-Based Awards. The plan allows the Committee to grant performance-based awards, which may be either performance units (having an initial value determined by the Committee) or performance shares (having a value equal to the fair market value of the shares on the grant date). The plan also authorizes the Committee to grant performance-based awards to named executives that meet the requirements of Section 162(m) of the Code, which will then allow FiberNet to fully deduct the amount of the performance-based award. Generally, performance-based awards require a participant to satisfy pre-established performance goals over a performance period, established by the Committee. The performance goals may consist of one or more business criteria and achievement of targeted performance levels based on such criteria may be a condition of the grant of the awards, their exercisability or settlement of such awards under the plan. Upon satisfaction of the performance goals at the end of the performance period, a participant will receive a payout in either cash or shares, as determined by the Committee, equal to the aggregate value of the performance units and/or shares at the end of the performance period. Unless the Committee determines otherwise, if the participant’s employment or other service with FiberNet terminates due to death, disability or retirement during the performance period, the participant will receive a prorated payout of the value of the performance units and/or shares. If the participant’s employment terminates for any other reason, he or she will forfeit any and all rights to receive a payout pursuant to the award.

The business criteria to be used by the Committee in establishing performance goals applicable to those performance-based awards to named executives will be selected from among the following performance measurements: revenue; primary or fully-diluted earnings per share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to FiberNet or FiberNet’s business; or any combination thereof. In addition, such performance goals may be based in whole or in part upon the performance of FiberNet, a subsidiary, division and/or other operational unit under one or more of such measures. The Committee is also authorized to adjust, in its discretion, the targeted performance levels or in response to changes in applicable laws, regulations, or accounting principles, except that adjustments to awards intended to qualify as “performance-based” generally must conform to requirements under Section 162(m) of the Code, and may not increase the payment under the award.

Other Terms of Awards. Under the plan, the Committee may permit participants to defer receipt of cash payable upon the settlement of all or part of an award or delivery of shares issuable pursuant to the exercise of the award upon such rules and procedures as the Committee may establish. The Committee may satisfy any tax withholding obligations by deducting a sufficient amount from payments to be made to a participant, requiring a participant to remit an amount sufficient to fulfill the obligations, or withholding shares otherwise issuable upon exercise or settlement of awards.

Generally, awards granted under the plan may not be transferred, pledged, disposed, or otherwise encumbered except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death. However, where not prohibited by the Code or other applicable law, the Committee may permit transfers of awards upon certain conditions.

Change of Control. Unless a participant’s award agreement provides otherwise, under the plan, if there is a change in control (defined below) of FiberNet, outstanding awards will immediately vest and be fully exercisable, any restrictions, deferral of settlement and forfeiture conditions of such awards will lapse, and goals relating to performance-based awards will be deemed met or exceeded to the extent specified in the performance-based award agreements. For purposes of the plan, a change in control means (A) FiberNet is merged, consolidated or reorganized into or with another corporation or other legal person (an “Acquiror”) and as a result of such merger, consolidation or reorganization, less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of FiberNet, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror; (B) FiberNet sells all or substantially all of its business and/or assets to an Acquiror, of which less than 51% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of FiberNet, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror; (C) there is a report filed on Schedule 13D or Schedule 14D (or any successor schedule form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms “person” and “group” are used in Section 13(d) or Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term “beneficial owner” is defined under Rule l3d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of FiberNet; (D) during any period of two consecutive years, the “Continuing Directors” cease to constitute at least a majority of the board; or (E) any other event that the board determines shall constitute a Change in Control for purposes of the plan. For purposes of the foregoing, Continuing Directors means, during any two year period, the directors still in office who either were directors at the beginning of the two year period or who were directors elected to the board and whose election or nomination was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the two year period or whose election to the board was previously so approved.

The board and the Continuing Directors may determine that an event that otherwise would constitute a change in control will not result in accelerated vesting and exercisability of awards or other enhancements of rights under the plan. In such circumstances, steps must be taken so that the award or awards remains outstanding, with appropriate adjustments, after any merger or other transaction is completed, that the value of the award is not materially impaired, and that a participant will be entitled to enhanced rights under the award if he or she later is terminated other than for cause or terminates for good reason within two years after the event.

Forfeitures of Awards and Rights of Setoff. Unless the Committee determines otherwise, a participant’s violation of certain restrictive covenants will trigger forfeiture of any unexercised option (whether or not vested) or other award that is not settled and will impose upon the participant an obligation to repay to FiberNet the amount of any gain realized upon the exercise of an option or settlement of other award that occurs within six months prior to the violation of the restrictive covenants. The covenants relate to restrictions on the participant’s ability to compete with FiberNet or solicit its customers or employees, and to the participant’s duty to keep information about FiberNet confidential. With respect to options, the gain will equal the difference between the option price and the fair market value of a share on the date of exercise times the number of shares purchased pursuant to the option as of such date. With respect to any other award, the gain will equal the cash and/or the fair market value of the shares paid or payable to the participant minus any cash and/or the fair market value of any shares paid by the participant to FiberNet as a condition of or in connection with such settlement (other than an award that would have itself then been forfeitable and excluding any tax withholding payments). The Committee, in its discretion, may waive, in whole or in part, FiberNet’s right to forfeiture and repayment of any award gain.

In addition, any amounts payable or shares issuable pursuant to awards granted under the plan to a participant may be offset (or reduced) by any amount the participant may owe to FiberNet.

Amendment and Termination of the Plan. The board may amend, suspend or terminate the plan or the Committee’s authority to grant awards thereunder, without stockholder approval unless stockholder approval is required by law, regulation, or stock exchange rule. Unless terminated earlier, the plan will terminate at such time that all shares subject to awards have been issued or purchased, or May 6, 2013.

Tax Consequences.

Options and SARs. There are three points in time when a participant and FiberNet could potentially incur federal income tax consequences: date of grant, upon exercise, and upon disposition. First, when an option (including a stock-based Award in the nature of a purchase right) or an SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. FiberNet similarly does not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of an SAR, the participant must generally recognize ordinary income equal to the cash received.

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, FiberNet will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, FiberNet is generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period prior to disposition to receive the favorable tax treatment accorded incentive stock options, FiberNet will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition, FiberNet will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Other Awards. With respect to other awards granted under the plan that result in a transfer to the participant of cash or shares or other property and that does not contain any restrictions as to their transferability and are not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Except as discussed below, FiberNet generally will be entitled to a deduction for the same amount. With respect to awards involving shares or other property that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. Except as discussed below, FiberNet generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time that he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he or she previously paid tax.

Deductibility for Performance-Based Compensation. As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the $1 million deductibility cap of Section 162(m) of the Code, and therefore remains fully deductible by the company that pays it. Under the plan, options granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying shares at the date of grant will be, and awards which are conditioned upon achievement of performance goals may be, intended to qualify as such “performance-based” compensation. A number of requirements must be met, however, in order for particular compensation to so qualify. Accordingly, there can be no assurance that such compensation under the plan will be fully deductible under all circumstances. In addition, other awards under the plan generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)’s deductibility cap exceed $1 million in a given year, be subject to the limitation of Section 162(m).

The foregoing discussion provides only a general description of the application of federal income tax laws to certain types of awards under the plan. This discussion is intended for the information of stockholders and not as tax guidance to participants in the plan, as the consequences may vary with the types of awards granted, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the plan (such as payment of the exercise price of an option by surrender of previously acquired shares or Section 409A of the Code). The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

Registration of Shares and Resale Restrictions. We have registered the common stock currently authorized for issuance under the plan under the Securities Act of 1933 on Form S-8. If the stockholders approve the proposed increase, we intend to register the additional 250,000 shares on Form S-8. However, all employees and consultants of the Company and its subsidiaries must comply with our policy on securities trading, which includes restrictions on purchase and sale of our securities and handling of confidential information. Our securities trading policy restricts resale of common stock to specified “window” periods, and prohibits resale at any time when the employee or consultant possesses material non-public information about the Company. Employees are encouraged to consult with our general counsel before reselling any common stock, even during a window period. Our securities trading policy does not, however, restrict the purchase of common stock from the Company upon exercise of an option.

Transfer of Options. An option which is not an “incentive stock option,” as defined in Section 422(b) of the Code, may be assigned or transferred to and exercised by a participant’s “family member” as defined in the Securities and Exchange Commission’s Form S-8, General Instruction A(5). Transfer of an option for value is permitted only to the extent not prohibited under Form S-8, General Instruction A(5). Otherwise, options or interests in options under the plan are not transferable except by will or the laws of descent and distribution, and options are exercisable only by the option holder during his or her lifetime.

Equity Grants to Management and Employees

The following table shows all outstanding equity grants as of April 17, 2009, whether currently exercisable or not, granted under the plan.

	Number of Shares of Restricted Stock	Number of Options
Thomas Brown	114,000	2,262
Jon A. DeLuca	309,000	84,429
Charles Wiesenhart Jr.	79,000	669
Three Executive Officers as a Group	502,000	87,360
Eight Non-Executive Directors as a Group	327,700	37,527
Non-Executive Officer Employees as a Group	617,268	9,401

Interest of Management in Share Increase

We have not granted or agreed to grant any equity to management other than the outstanding grants shown in the table above.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information

as of December 31, 2008

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	136,367	$119.49	66,266
Equity compensation plans not approved by security holders	255,819	$1.93	—

We have authorized the issuance of equity securities under the compensation plans described below without the approval of stockholders. No additional options, warrants or rights are available for issuance under any of these plans, except for additional shares which may become purchasable under warrants with anti-dilution protection as noted below.

Richard E. Sayers Stock Option Agreement, dated March 22, 1999, provided common stock purchase options to Mr. Sayers, a director, to purchase 833 shares at $562.50 per share, with an expiration date of March 22, 2009.

Lease Amendment Warrants, dated October 29, 2004, provided common stock purchase warrants to 60 Hudson Owner LLC (successor to Westport Communications, LLC) in connection with the amendment of our leases at 60 Hudson Street, to purchase an aggregate of 254,986 shares of our common stock at a purchase price of $0.10 per share, with an expiration date of September 1, 2009. These warrants were exercised on January 8, 2009.

Text of Plan Amendment

Section 4.1(a) of the plan will be amended to read as follows (deleted text is struck and added text is bold, double-underline):

4.1	Shares Available for Awards.

(a) The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed (i) ~~1,569,434~~1,625,482 Shares (subject to adjustment as provided in Section 4.3); plus (ii) 10% of the number of Shares issued or delivered by the Company on or after ~~June 5, 2007~~ June 9, 2009 other than issuances or deliveries under the Plan or other incentive compensation plans of the Company; provided, however, that the aggregate number of Shares with respect to which ISOs may be granted shall not exceed the number specified under item (i) above.

Required Vote

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to amend our 2003 Equity Incentive Plan.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE INCREASE IN COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE 2003 EQUITY INCENTIVE PLAN.

PROPOSAL THREE: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Background

The Audit Committee has appointed Friedman, LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2009. The Board proposes that the stockholders ratify this appointment. Friedman LLP audited our financial statements for the fiscal year ended December 31, 2008. We expect that representatives of Friedman LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Friedman LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2008 and December 31, 2007 and for other professional services rendered by Friedman LLP during such periods. The following table also reflects fees for certain services related to tax compliance and reporting rendered by PriceWaterhouseCoopers during 2008 and 2007.

	2008	2007
Audit fees(1)	$157,000	$318,170
Audit related fees	0	44,850	(2)
Tax fees(3)	75,998	135,000	(4)
All other fees	—	—

Total	$232,998	$498,020

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.
(2)	Audit related fees in 2007 consisted principally of a workpaper review and other transition related charges and related consents.
(3)	Tax fees consist principally of assistance with matters related to tax compliance and reporting, and also include assistance with our tax provision.
(4)	Tax fees in 2007 also include costs related to our Section 382 NOL Limitation review in the amount of $70,000.

All of the services set forth above in the categories were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit).

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an estimate of fees for the services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by PriceWaterhouseCoopers, which, as of May 2003, has represented us in connection with our tax matters, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event that ratification of the appointment of Friedman LLP as our independent public accountants is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

Required Vote

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of the independent public accountants.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2010, stockholder proposals must be received no later than January 4, 2010. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting by March 6, 2010, management proxies may, although not included in the proxy statement, confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of President, FiberNet Telecom Group, Inc., 220 West 42nd Street, New York, New York 10036.

New York, New York

April 22, 2009

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.ftgx.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Investor Relations, FiberNet Telecom Group, Inc., 220 West 42nd Street, New York, New York 10036.

APPENDIX A

FIBERNET TELECOM GROUP, INC.

2003 EQUITY INCENTIVE PLAN

PREAMBLE

The FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan (as amended, the “Plan”), as set forth herein, amends and restates the FiberNet Telecom Group, Inc. 1999 Stock Option Plan, as amended. The Plan is intended to incorporate the provisions of the 1999 Stock Option Plan and permit FiberNet Telecom Group, Inc., a Delaware corporation (the “Company”), to provide additional forms of equity based incentives in order to attract and retain highly motivated employees and to provide them with opportunities to acquire a proprietary interest in the Company.

SECTION 1.

Establishment, Objectives, and Duration

1.1. Establishment of the Plan. The Company hereby amends and restates the FiberNet Telecom Group, Inc. 1999 Stock Option Plan. The 1999 Stock Option Plan was amended and renamed the FiberNet Telecom Group, Inc. Equity Incentive Plan on May 23, 2000. The FiberNet Telecom Group, Inc. Equity Incentive Plan was further amended and renamed the FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan by the Board of Directors on February 5, 2003 and approved by the Company’s stockholders by a majority written consent on February 13, 2003. The Plan will become effective on or about May 6, 2003 (the “Effective Date”). An amendment to the Plan was approved by the Board of Directors on April 26, 2006 and by the Company’s stockholders on June 14, 2006.

1.2. Purpose of the Plan. The purpose of the Plan is to benefit the Company and its subsidiaries and affiliated companies by enabling the Company to offer to certain present and future employees, directors and consultants stock based incentives and other equity interests in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or subsidiaries or affiliated companies.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Section 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award (defined below in Section 2) be granted under the Plan on or after May 6, 2013.

SECTION 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

“Administrator” means the Board or the Compensation Committee of the Board, as described below in Section 3.

“Affiliate” means a corporation which for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

“Award Agreement” means a written agreement between the Company and each Participant that sets forth the terms and provisions applicable to an Award or Awards granted to each Participant under the Plan, and is a condition to the grant of an Award or Award hereunder.

“Board” means the Board of Directors of the Company.

“Cause” means, as determined by the Administrator, in its sole discretion, termination of the Participant’s employment, service as a Director, or consulting arrangement with the Company or any Affiliate or Subsidiary because of:

(a) In the case where there is no employment, change in control or similar agreement in effect between the Participant and the Company or any Affiliate or Subsidiary, or where there is such an agreement, but a termination for “cause” would not be permitted under such agreement at that time or the agreement does not define “cause” (or similar words),

(i) the Participant’s dishonesty, theft or conviction of any crime or offense involving money or property of the Company or any Affiliate or Subsidiary,

(ii) the Participant’s gross negligence, gross incompetence, or willful misconduct in the performance of his or her duties,

(iii) the Participant’s willful and continued failure or refusal to perform his or her duties (other than any such failure resulting from the Participant’s Disability), or

(iv) such other act or omission as determined in the Administrator’s sole discretion.

(b) In the case where there is an employment, change in control or similar agreement in effect between the Participant and the Company or an Affiliate or Subsidiary that defines “cause” (or similar words), and a termination for “cause” would be permitted under such agreement at that time, such termination of employment, service as a Director, or consulting arrangement is or would be deemed to be for “cause” as defined in such agreement.

“Change of Control” of the Company shall mean:

(a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person (an “Acquiror”) and as a result of such merger, consolidation or reorganization, less than 51% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

(b) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 51% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

(c) There is a report filed on Schedule 13D or Schedule 14D (or any successor schedule form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person or group (as the terms “person” and “group” are used in Section 13(d) or Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term “beneficial owner” is defined under Rule l3d- 3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of Company;

(d) During any period of two consecutive years, the Continuing Directors cease to constitute at least a majority of the Board; or

(e) Any other event that the Board determines shall constitute a Change in Control for purposes of the Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

“Company” means FiberNet Telecom Group, Inc., a Delaware corporation, as well as any successor to such entity as provided in Section 18 herein.

“Continuing Directors” means, during any two year period, the Directors still in office who either were Directors at the beginning of the two year period or who were Directors elected to the Board and whose election or nomination was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the two year period or whose election to the Board was previously so approved.

“Director” means any individual who is a member of the Board.

“Disability” means, unless otherwise provided for in an employment, change of control or similar agreement in effect between the Participant and the Company or an Affiliate or Subsidiary, the inability of an employee, Director or consultant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months, as determined by the Administrator, based upon medical evidence.

“Effective Date” means May 6, 2003, the effective date of this amended and restated Plan.

“Employee” means any employee of the Company or any Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

“Fair Market Value” means (i) for purposes of establishing any Option Price as of the date of the Award, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, or unless the Administrator otherwise determines, the closing sales price for the Shares, if applicable, or the average of the last bid and ask prices of the Shares on or before 4:00 p.m. eastern time (as reported by Bloomberg, L.P.); and (ii) for purposes of the valuation of any Shares delivered in payment of the Option Price upon the exercise of an Option, for purposes of the valuation of any Shares withheld in payment of the Option Price or to pay taxes due on an Award, or for purposes of the exercise of any SAR or conversion of a Performance Unit, unless the Administrator otherwise determines, the closing sales price for the Shares, if applicable, or the average of the last bid and ask prices of the Shares on or before 4:00 p.m. eastern time (as reported by Bloomberg, L.P.) on the date of exercise (or if the date of exercise is not a trading day, on the trading day next preceding the date of exercise).

“Good Reason” shall mean, with respect to the termination of a Participant’s employment or consulting arrangement,

(a) In the case where there is no employment, change in control or similar agreement in effect between the Participant and the Company or any Affiliate or Subsidiary, or where there is such an agreement but the agreement does not define “good reason” (or similar words) or a “good reason” termination would not be permitted under such agreement at that time because other conditions were not satisfied, a voluntary termination of an employment arrangement or consulting arrangement due to “good reason” shall mean as determined by the Administrator, in its sole discretion the following:

(i) the assignment of the Participant of any duties which results in a material diminution in such position, authority, duties or responsibilities; or

(ii) the Participant as a condition to remaining employed or continuing his or her consulting arrangement is required to relocate his or her place of service at least 50 miles from his or her current place of service; or

(b) In the case where there is an employment, change in control or similar agreement in effect between the Participant and the Company or an Affiliate or Subsidiary that defines “good reason” (or similar words) and a “good reason” termination would be permitted under such agreement at that time, such termination is or would be deemed to be for “good reason” (or similar words) as defined in such agreement.

“Incentive Stock Option” or “ISO” means an option to purchase Shares that is intended to meet the requirements of Code Section 422, as described in Section 6 herein.

“Insider” shall mean an individual who is, on the relevant date, an officer, Director or more than ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

“Named Executive Officer” means a Participant who is one of the group of covered employees as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

“Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Section 6 herein and which is not intended to meet the requirements of Code Section 422.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Section 6 herein.

“Option Price” means the per share purchase price of a Share purchased pursuant to an Option.

“Participant” means an Employee, prospective Employee, employee or prospective employee of a Subsidiary, Director or consultant who has outstanding an Award granted under the Plan.

“Performance-Based Exception” means the exception for performance-based compensation from the tax deductibility limitations of Code Section 162(m).

“Performance Period” means the time period during which performance goals must be achieved with respect to an Award, as determined by the Administrator.

“Performance Share” means an Award granted to a Participant, as described in Section 9 herein.

“Performance Unit” means an Award granted to a Participant, as described in Section 9 herein.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is limited in some way, and the Shares are subject to a substantial risk of forfeiture, as provided in Section 8 herein.

“Plan” means the FiberNet Telecom Group, Inc. 2003 Equity Incentive Plan, an amendment and restatement of the Company’s Equity Incentive Plan, as set forth herein.

“Restricted Stock” means an Award granted to a Participant pursuant to Section 8 herein.

“Retirement” means the Participant’s termination of employment with the Company or its Affiliates or Subsidiaries on or after the date on which the Participant reaches age 55 if he or she has at least ten years of service with the Company, or reaches age 65 regardless of his or her years of service. Notwithstanding the foregoing, the Administrator may, in its sole discretion, determine that a Participant has met the criteria for a Retirement termination from the Company.

“Share” or “Shares” means shares of common stock of the Company, par value $.001.

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Section 7 herein.

“Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which the Company is at least a majority-owner of all issued and outstanding equity interests or has a controlling interest.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be forfeited).

“Non-Tandem SAR” means an SAR that is granted independently of any Options, as described in Section 7 herein.

SECTION 3.

Administration

3.1. Plan Administrator. The Administrator of the Plan shall be the Compensation Committee of the Board, or any other committee appointed by the Board. The Board may, from time to time, remove members from, or add members to, the Compensation Committee. Any vacancies on the Compensation Committee shall be filled by members of the Board. The foregoing notwithstanding, the Board shall perform the functions of the Administrator for purposes of granting Awards to non-Employee Directors. However, the Board shall not have exclusive authority with respect to other aspects of non-Employee Director Awards. If and to the extent that no committee exists that has the authority to administer the Plan, the Board shall administer the Plan. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by unanimous consent of the members of the Administrator, shall be valid acts of the Administrator.

3.2. Authority of the Administrator. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Administrator shall have full power to select Participants who shall be granted Awards under the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and (subject to the provisions of Section 16 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the sole discretion of the Administrator as provided in the Plan. Further, the Administrator shall make all other determinations, which may be necessary or advisable for the administration of the Plan. As permitted by law, the Administrator may delegate the authority granted to it herein.

3.3. Decisions Binding. All determinations and decisions made by the Administrator pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, employees, Participants, and their estates and beneficiaries.

SECTION 4.

Shares Subject to the Plan and Maximum Awards

4.1. Shares Available for Awards.

(a) The Shares available for Awards may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. The aggregate number of Shares that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted shall not exceed (i) 1,569,434 Shares (subject to adjustment as provided in Section 4.3); plus (ii) 10% of the number of Shares issued or delivered by the Company on or after June 5, 2007 other than issuances or deliveries under the Plan or other incentive compensation plans of the Company; provided, however, that the aggregate number of Shares with respect to which ISOs may be granted shall not exceed the number specified under item (i) above.

(b) Upon (i) a payout of a Non-Tandem SAR, Tandem SAR, or Restricted Stock award in the form of cash, (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Options, or the termination of a related Option upon exercise of the corresponding Tandem SAR) of any Award or (iii) payment of an Option Price and/or payment of any taxes arising upon exercise of an Option or payout of any Award with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise or issued upon such payout, the number of Shares underlying any such Award that were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan.

(c) In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or any Affiliate or Subsidiary, Shares issued or issuable in connection with such substitute Award shall not be counted against the number of Shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

4.2. Individual Participant Limitations. Unless and until the Administrator determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following rules shall apply to grants of such Awards under the Plan:

(a) Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, Performance Units and Performance Shares to be paid out in Shares) that may be granted in any one fiscal year to a Participant shall be 333,333 as of June 14, 2006.

(b) The maximum aggregate cash payout (including Performance Units and Performance Shares paid out in cash) with respect to Awards granted in any one fiscal year that may be made to any Participant shall be $20,000,000.

4.3. Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, an adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and the number of Shares set forth in Sections 4.1 and 4.2, as may be determined to be appropriate and equitable by the Administrator, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

SECTION 5.

Eligibility and Participation

5.1. Eligibility. Persons eligible to participate in the Plan include all current and future Employees (including officers), employees of a Subsidiary, persons who have been offered employment by the Company or an Affiliate or Subsidiary (provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or an Affiliate or Subsidiary), Directors and consultants of the Company and its Affiliates and Subsidiaries, as determined by the Administrator, including employees of the Company and its Affiliates or Subsidiaries who reside in countries other than the United States of America.

5.2. Participation. Subject to the provisions of the Plan, the Administrator shall determine and designate, from time to time, the Participants to whom Awards shall be granted, the terms of such Awards, and the number of Shares subject to such Award.

SECTION 6.

Stock Options

6.1. Grant of Options and Award Agreement.

(a) Option Grant. Subject to the terms and provisions of the Plan, Options may be granted to one or more Participants in such number, upon such terms and provisions, and at any time and from time to time, as determined by the Administrator, in its sole discretion. The Administrator may grant either Nonqualified Stock Options or Incentive Stock Options, and shall have complete discretion in determining the number of Options of each granted to each Participant (subject to Section 4 herein); provided, however, that ISOs may only be granted to Employees.

(b) Award Agreement. The Company and each Participant to whom an Option is granted shall execute an Award Agreement, effective as of the date of grant, which shall specify the Option Price, the term of the Option, the number of Shares subject to the Option, and such other provisions as the Administrator shall determine, and which are not inconsistent with the terms and provisions of the Plan. The Award Agreement shall also specify whether the Option is intended to be an ISO within the meaning of Code Section 422. If such Option is not designated as an ISO, such Option shall be deemed a NQSO.

6.2. Option Price. The Administrator shall designate the Option Price for each Share subject to an Option under the Plan, provided that such Option Price for Options designated as ISOs shall not be less than one hundred percent (100%) of the Fair Market Value of Shares subject to an Option on the date the Option is granted. With respect to a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or an Affiliate, the Option Price of Shares subject to an ISO shall be at least one hundred and ten percent (110%) of the Fair Market Value of such Shares on the date of grant.

6.3. Term of Options. Each Option granted to an Employee shall expire at such time as the Administrator shall determine at the time of grant, but in no event shall be exercisable later than the tenth (10th) anniversary of the date of grant. Notwithstanding the foregoing, with respect to ISOs, in the case of a Participant who owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or an Affiliate, no such ISO shall be exercisable later than the fifth (5th) anniversary of the date of grant.

6.4. Exercise of Options. Options granted under this Section 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall in each instance approve, which need not be the same for each grant or for each Participant, and shall be set forth in the applicable Award Agreement. Notwithstanding the preceding sentence, the Award Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value of Shares (determined at the time each ISO is granted) with respect to which ISOs are exercisable for the first time by any Participant during any calendar year may not exceed $100,000. Any ISOs that become exercisable in excess of such amount shall be deemed NQSOs to the extent of such excess. If the Award Agreement does not specify the time or times at which the Option shall first become exercisable, such an Option shall become exercisable by the Participant (i) to a maximum cumulative extent of one-third of the Shares covered by the Option on the first anniversary of the date of grant, and (ii) to a maximum cumulative extent of two-thirds of the Shares covered by the Option on the second anniversary of the date of grant, and (iii) to a maximum cumulative extent of 100% of the Shares covered by the Option on the third anniversary of the date of grant.

6.5. Payment. Options granted under this Section 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either:

(a) in cash or its equivalent,

(b) at the discretion of the Administrator, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

(c) at the discretion of the Administrator, by withholding Shares that otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price,

(d) at the discretion of the Administrator, by tendering other Awards payable under the Plan, or

(e) by a combination of (a), (b), (c) and/or (d).

The Administrator also may allow cashless exercise as permitted under Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means that the Administrator determines to be consistent with the Plan’s purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant the number of Shares purchased under the Option(s).

In connection with the exercise of Options granted under the Plan, the Company may make loans to the Participants as the Administrator, in its sole discretion, may determine. Such loans shall be subject to the terms and conditions as the Administrator shall determine not inconsistent with the Plan; provided, however, that in no event may any such loan exceed the Fair Market Value, at the date of exercise, of the shares covered by the Option, or portion thereof exercised by the Participant. Any loan made pursuant to this Section 6.5 shall comply with Regulation U issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act.

6.6. Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to exercise the Option or Options following termination of his or her employment, service as a Director, or consulting arrangement with the Company and/or its Affiliates or Subsidiaries. Such provisions need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination, including, but not limited to, termination for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 14, in the event that a Participant’s Award Agreement does not set forth such provisions, the following provisions shall apply:

(a) Death, Disability and Retirement. In the event that each of the Participant’s employment, service as a Director and consulting arrangement with the Company and/or any Affiliate or Subsidiary terminates by reason of death, Disability or Retirement, all of his or her Options shall immediately become fully vested and shall remain exercisable until the earlier of (A) the remainder of the term of the Option, or (B) 12 months after the date of such termination provided that in the case of an ISO such twelve month period shall be reduced to three months. In the case of the Participant’s death, the Participant’s beneficiary or estate may exercise the Option.

(b) Termination for Cause. In the event that each of the Participant’s employment, service as a Director and consulting arrangement with the Company and/or any Affiliate or Subsidiary terminates for Cause, all Options shall expire immediately and all rights to purchase Shares (vested or nonvested) under the Option shall cease.

(c) Other Termination. In the event that each of the Participant’s employment, service as a Director and consulting arrangement with the Company and/or any Affiliate or Subsidiary terminates for any reason other than death, Disability, Retirement or for Cause, all Options held by the Participant shall expire and all rights to purchase Shares thereunder shall terminate immediately. Notwithstanding the preceding sentence, all Options as to which the Participant has a vested right to exercise the Option immediately prior to such termination shall remain exercisable until the earlier of (A) the remainder of the term of the Option, or (B) 90 days from the date of termination.

6.7. Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

6.8. Nontransferability of Options.

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, or as provided by the Administrator, no NQSO granted under this Section 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Section 6 shall be exercisable during his or her lifetime only by such Participant.

6.9. Prior Option Grants. The terms and conditions of this amended and restated Plan shall supersede, amend and modify the terms and conditions of any written agreement covering an Option granted to a Participant under the Plan prior to the Effective Date; provided that this Section 6.9 shall only apply if the Participant and the Company enter into a written agreement to effect the amendments and/or modifications. Notwithstanding the preceding sentence, to the extent that an amendment and/or modification would result in adverse tax consequences to the Participant and/or adverse accounting treatment with respect to the Option, such amendment and/or modification shall not be effective.

SECTION 7.

Stock Appreciation Rights

7.1. Grant of SARs and Award Agreement.

(a) SAR Grant. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator. The Administrator may grant Non-Tandem SARs, Tandem SARs, or any combination of these forms of SARs. The Administrator shall have complete discretion in determining the number of SARs granted to each Participant (subject to Section 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The Administrator shall designate, at the time of grant, the grant price of a Non-Tandem SAR, which grant price shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. Grant prices of SARs shall not subsequently be changed by the Administrator, except pursuant to Section 4.3 hereof.

(b) Award Agreement. The Company and each Participant to whom an SAR is granted shall execute an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Administrator shall determine, and which are not inconsistent with the terms and provisions of the Plan.

7.2. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Administrator, in its sole discretion; provided, however, that unless otherwise designated by the Administrator, such term shall not exceed ten (10) years from the date of grant.

7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.4. Exercise of Non-Tandem SARs. Non-Tandem SARs may be exercised upon whatever terms and conditions the Administrator, in its sole discretion, imposes upon them.

7.5. Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

7.6. Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to exercise the SAR or SARs following termination of his or her employment, service as a Director, or consulting arrangement with the Company and/or its Affiliates or Subsidiaries. Such provisions need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for such termination, including, but not limited to, termination for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 14, in the event that a Participant’s Award Agreement does not set forth such provisions, the following provisions shall apply:

(a) Death, Disability and Retirement. In the event that each of the Participant’s employment, service as a Director and consulting arrangement with the Company and/or any Affiliate or Subsidiary terminates by reason of death, Disability or Retirement, all of his or her SARs shall immediately become fully vested (subject to Section 14) and shall remain exercisable until the earlier of (A) the remainder of the term of the SAR, or (B) 12 months after the date of such termination. In the case of the Participant’s death, the Participant’s beneficiary or estate may exercise the SAR.

(b) Termination for Cause. In the event that each of the Participant’s employment, service as a Director and consulting arrangement with the Company and/or any Affiliate or Subsidiary terminates for Cause, all SARs shall expire immediately and all rights thereunder shall cease.

(c) Other Termination. In the event that each of the Participant’s employment, service as a Director and consulting arrangement with the Company and/or any Affiliate or Subsidiary terminates for any reason other than death, Disability, Retirement or for Cause, all SARs held by the Participant shall expire and all rights thereunder shall terminate immediately. Notwithstanding the preceding sentence, all SARs to which the Participant has a vested right to exercise the SAR immediately prior to such termination shall be exercisable until the earlier of (A) the remainder of the term of the SAR, or (B) 90 days from the date of termination.

7.7. Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

SECTION 8.

Restricted Stock

8.1. Grant of Restricted Stock and Award Agreement.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Administrator shall determine.

(b) Award Agreement. The Company and each Participant to whom an award of Restricted Stock is granted shall execute an Award Agreement that shall specify the Period or Periods of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Administrator shall determine pursuant to Section 8.3 or otherwise, and which shall not be inconsistent with the terms and provisions of the Plan. If no Period of Restriction is set forth in the Award Agreement, the Period of Restriction shall be three years for restrictions lapsing due to the passage of time and one year for restrictions lapsing due to the achievement of performance goals.

8.2. Transferability. Except as provided in this Section 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, voluntarily or involuntarily, until the end of the applicable Period of Restriction established by the Administrator and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Administrator in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

8.3. Other Restrictions. Subject to Section 10 herein, the Administrator may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals (Company-wide, Subsidiary-wide, divisional, and/or individual), time-based restrictions on vesting, which may or may not be following the attainment of the performance goals, sales restrictions under applicable stockholder agreements or similar agreements, and/or restrictions under applicable Federal or state securities laws. The Company shall retain the Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. Except as otherwise provided in this Section 8 or in any Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

8.4. Voting Rights. Unless otherwise designated by the Administrator at the time of grant, Participants to whom Shares of Restricted Stock have been granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

8.5. Dividends and Other Distributions. Unless otherwise designated by the Administrator at the time of grant, Participants holding Shares of Restricted Stock granted hereunder shall be credited with regular cash dividends paid with respect to the underlying Shares while they are so held during the Period of Restriction. The Administrator may apply any restrictions to the dividends that the Administrator deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Named Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

8.6. Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which the Participant shall have the right to receive unvested Shares of Restricted Stock following termination of the Participant’s employment, service as a Director, or consulting arrangement with the Company and/or its Affiliates or Subsidiaries. Such provisions need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment including; but not limited to, termination of employment for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants; provided, however that, except in the cases of terminations connected with a Change of Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock that qualify for the Performance-Based Exception and that are held by Named Executive Officers shall not occur prior to the time they otherwise would have, but for the employment termination. Subject to Section 14, in the event that a Participant’s Award Agreement does not set forth such termination provisions, the following termination provisions shall apply:

(a) Death, Disability and Retirement. Unless the Award qualifies for the Performance-Based Exception, in the event that each of a Participant’s employment, service as a Director, and consulting arrangement with the Company and/or its Affiliates or Subsidiaries is terminated due to death, Disability or Retirement, all Shares of Restricted Stock of such Participant shall immediately become fully vested on the date of termination and the restrictions shall lapse.

(b) Other Termination. In the event that each of a Participant’s employment, service as a Director, and consulting arrangement with the Company and/or its Affiliates or Subsidiaries is terminated for any reason other than death, Disability or Retirement, all Shares of Restricted Stock that are unvested at the date of termination shall be forfeited to the Company.

SECTION 9.

Performance Units and Performance Shares

9.1. Grant of Performance Units/Shares and Award Agreement.

(a) Grant of Performance Unit/Shares. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Administrator, which shall not be inconsistent with the terms and provisions of the Plan and shall be set forth in an Award Agreement.

(b) Award Agreement. The Company and each Participant to whom Performance Units and/or Performance Shares is granted shall execute an Award Agreement that shall specify the initial value of the Award, the performance goals and the Performance Period, as the Administrator shall determine, and which are not inconsistent with the terms and provisions of the Plan.

9.2. Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Administrator at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Administrator shall set performance goals in its sole discretion which, depending on the extent to which they are met will determine the number and/or value of Performance Units and/or Performance Shares that will be paid out to the Participant. For purposes of this Section 9, the time period during which the performance goals must be met shall be called a Performance Period.

9.3. Earning of Performance Units/Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units and/or Performance Shares shall be entitled to receive payout on the number and value of Performance Units and/or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, as established by the Administrator.

9.4. Form and Timing of Payment of Performance Units/Shares.

(a) Except as provided below, payment of earned Performance Units and/or Performance Shares shall be made in a single lump sum as soon as reasonably practicable following the close of the applicable Performance Period. Subject to the terms of the Plan, the Administrator, in its sole discretion, may pay earned Performance Units and/or Performance Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units and/or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator.

(b) At the time of grant or shortly thereafter, the Administrator, at its sole discretion and in accordance with terms designated by the Administrator, may provide for a voluntary and/or mandatory deferral of all or any part of an otherwise earned Performance Unit and/or Performance Share Award.

(c) At the sole discretion of the Administrator, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 herein). In addition, Participants may, at the sole discretion of the Administrator, be entitled to exercise their voting rights with respect to such Shares.

9.5. Termination of Employment, Service as a Director, or Consulting Arrangement. The Administrator, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which the Participant shall have the right to receive payment for Performance Units and/or Performance Shares following termination of the Participant’s employment, service as a Director, or consulting arrangement with the Company and/or its Affiliates or Subsidiaries. Such provisions need not be uniform among all Performance Units and/or Performance Shares granted pursuant to the Plan, and may reflect distinctions based on the reasons for such termination including; but not limited to, termination for Cause or Good Reason, or reasons relating to the breach or threatened breach of restrictive covenants. Subject to Section 14, in the event that a Participant’s Award Agreement does not set forth such termination provisions, the following termination provisions shall apply:

(a) Death, Disability and Retirement. Subject to Section 14, in the event that each of a Participant’s employment, service as a Director, and consulting arrangement with the Company and/or its Affiliates or Subsidiaries is terminated during a Performance Period due to death, Disability or Retirement, the Participant shall receive a prorated payout of the Performance Units and/or Performance Shares, unless the Administrator determines otherwise. The prorated payout shall be determined by the Administrator, shall be based upon the length of time that the Participant held the Performance Units and/or Performance Shares during the Performance Period, and shall further be adjusted based on the achievement of the pre-established performance goals. Subject to Section 14, unless the Administrator determines otherwise in the event of a termination due to death, Disability or Retirement payment of earned Performance Units and/or Performance Shares shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

(b) Other Termination. Subject to Section 14, in the event that each of a Participant’s employment, service as a Director, and consulting arrangement with the Company and/or its Affiliates or Subsidiaries is terminated during a Performance Period for any reason other than death, Disability or Retirement, all Performance Units and/or Performance Shares shall be forfeited by the Participant to the Company.

9.6. Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Performance Units and/or Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

SECTION 10.

Performance Measures

10.1. Unless and until the Administrator proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Named Executive Officers that are designed to qualify for the Performance-Based Exception, the performance goals to be used for purposes of such grants shall be established by the Administrator in writing and stated in terms of the attainment of specified levels of or percentage changes in any one or more of the following measurements: revenue; primary or fully-diluted earnings per Share; earnings before interest, taxes, depreciation, and/or amortization; pretax income; cash flow from operations; total cash flow; return on equity; return on capital; return on assets; net operating profits after taxes; economic value added; total stockholder return or return on sales; or any individual performance objective which is measured solely in terms of quantitative targets related to the Company or the Company’s business; or any combination thereof. In addition, such performance goals may be based in whole or in part upon the performance of the Company, a Subsidiary, division and/or other operational unit under one or more of such measures.

10.2. The degree of payout and/or vesting of such Awards designed to qualify for the Performance-Based Exception shall be determined based upon the written certification of the Administrator as to the extent to which the performance goals and any other material terms and conditions precedent to such payment and/or vesting have been satisfied. The Administrator shall have the sole discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that the performance goals applicable to Awards which are designed to qualify for the Performance- Based Exception, and which are held by Named Executive Officers, may not be adjusted so as to increase the payment under the Award (the Administrator shall retain the sole discretion to adjust such performance goals upward, or to otherwise reduce the amount of the payment and/or vesting of the Award relative to the pre-established performance goals).

10.3. In the event that applicable tax and/or securities laws change to permit Administrator sole discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, thus, which use performance measures other than those specified above.

SECTION 11.

Award Forfeitures

11.1. Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Administrator, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 11.2 occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(a) The unexercised portion of any Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral pursuant to Section 12 by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(b) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral pursuant to Section 12) that occurred on or after (i) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or an Affiliate or Subsidiary, or (ii) the date that is six months prior to the date the Participant’s employment by, service as a Director with, or consulting arrangement with the Company or an Affiliate or Subsidiary terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed.

For purposes of this Section, the term “Award Gain” shall mean (i) in respect of a given Option exercise, the product of (X) the Fair Market Value per Share at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the Option Price times (Y) the number of shares as to which the Option was exercised at that date, and (ii) in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Shares paid or payable to Participant (regardless of any elective deferral pursuant to Section 12) less any cash or the Fair Market Value of any shares or property (other than an Award or award that would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection such settlement.

11.2. Events Triggering Forfeiture. The forfeitures specified in Section 11.1 will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant’s employment by, service as a Director with, or consulting arrangement with the Company or an Affiliate or Subsidiary during the one-year period following termination of such employment, service or consulting arrangement:

(a) Non-Solicitation. The Participant, for his or her own benefit or for the benefit of any other person, company or entity, directly or indirectly, (i) induces or attempts to induce or hires or otherwise counsels, induces or attempts to induce or hire or otherwise counsel, advise, encourage or solicit any person to leave the employment of or the service for the Company or any Affiliate or Subsidiary, (ii) hires or in any manner employs or retains the services of any individual employed by or providing services to the Company or any Affiliate or Subsidiary as of the date of his or her termination of employment, or employed by or providing services to the Company or any Affiliate or Subsidiary subsequent to such termination, (iii) solicits, pursues, calls upon or takes away, any of the customers of the Company or any Affiliate or Subsidiary, (iv) solicits, pursues, calls upon or takes away, any potential customer of the Company or any Affiliate or Subsidiary that has been the subject of a bid, offer or proposal by the Company or any Affiliate or Subsidiary, or of substantial preparation with a view to making such a bid, proposal or offer, within six (6) months prior to such Participant’s termination of employment with the Company or any Affiliate or Subsidiary, or (v) otherwise interferes with the business or accounts of the Company or any Affiliate or Subsidiary.

(b) Non-Competition. The Participant engages in “competition” (as defined below in this subparagraph (b)) with the Company or any Affiliate or Subsidiary in any locality or region of the United States in which the Company or any Affiliate or Subsidiary had operations at the time of, or within six (6) months prior to, the termination of the Participant’s employment with the Company or any Affiliate or Subsidiary, or in which, during the six (6) months period prior to the termination of the Participant’s employment with the Company or any Affiliate or Subsidiary, the Company or any Affiliate or Subsidiary had made substantial plans with the intention of establishing operations in such locality or region; provided that, it shall not be a violation of this provision for the Participant to become the registered or beneficial owner of up to five percent (5%) of any class of the capital stock of a competing corporation registered under the Exchange Act provided that the Participant does not actively participate in the business of such corporation until the one-year period following the Participant’s termination ends. For purposes of the Plan, “competition” means the Participant engages in, or otherwise directly or indirectly is employed by or acts as a consultant or lender to, or is a director, officer, employee, principal, agent, stockholder, member, owner or partner of, or permits the Participant’s name to be used in connection with, the activities of any other business or organization anywhere in the United States that directly or indirectly designs, develops, operates, builds or manufactures in-building communications transmission networks, or any other business of the Company or any Affiliate or Subsidiary at any time during or following the Participant’s employment with the Company or any Affiliate or Subsidiary.

(c) Confidential Information. The Participant discloses to any person or entity or makes use of any “confidential or proprietary information” (as defined below in this subparagraph (c)) for his or her own purpose or for the benefit of any person or entity, except as may be necessary in the ordinary course of employment with or other service to the Company or any Affiliate or Subsidiary. Such “confidential or proprietary information” of the Company or any Affiliate or Subsidiary, includes, but is not limited to, the design, development, operation, building or manufacturing of in-building communications transmission networks, the identity of the Company’s or any Affiliate’s or Subsidiary’s customers, the identity of representatives of customers with whom the Company or any Affiliate or Subsidiary has dealt, the kinds of services provided by the Company or any Affiliate or Subsidiary to customers and offered to be performed for potential customers, the manner in which such services are performed or offered to be performed, the service needs of actual or prospective customers, pricing information, information concerning the creation, acquisition or disposition of products and services, customer maintenance listings, computer software and hardware applications and other programs, personnel information, information identifying, relating to or concerning investors in the Company or any Affiliate or Subsidiary, joint venture partners of the Company or any Affiliate or Subsidiary, business partners of the Company or any Affiliate or Subsidiary or other entities providing financing to the Company or any Affiliate or Subsidiary, real estate and leasing opportunities, communications and telecommunications operations and processes, zoning and licensing matters, relationships with, or matters involving, landlords and/or property owners, and other trade secrets.

11.3. Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 11 shall be deemed to be incorporated into an Award, the Plan does not thereby prohibit the Participant from engaging in any activity, including but not limited to competition with the Company and its Affiliates and Subsidiaries. Rather, the non-occurrence of the Forfeiture Events set forth in Section 11.2 is a condition to the Participant’s right to realize and retain value from his or her compensatory Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. This provision shall not preclude the Company and the Participant from entering into other written agreements concerning the subject matter of Sections 11.1 and 11.2 and, to the extent any terms of this Section 11 are inconsistent with any express terms of such agreement, this Section 11 shall not be deemed to modify or amend such terms.

11.4. Administrator Discretion. The Administrator may, in its sole discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Administrator may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

SECTION 12.

Deferrals

The Administrator may permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant upon the exercise of any Option or by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

SECTION 13.

Rights and Obligations of Parties

13.1. No Guarantee of Employment or Service Rights. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or consulting arrangement at any time, nor confer upon any Participant any right to continue in the employ of or consulting arrangement with the Company or any Affiliate or Subsidiary. For purposes of the Plan, temporary absence from employment because of illness, vacation, approved leaves of absence, and transfers of employment among the Company and its Affiliates and Subsidiaries, shall not be considered to terminate employment or to interrupt continuous employment. Temporary cessation of the provision of consulting services because of illness, vacation or any other reason approved in advance by the Company shall not be considered a termination of the consulting arrangement or an interruption of the continuity thereof. Conversion of a Participant’s employment relationship to a consulting arrangement shall not result in termination of previously granted Awards.

13.2. Participation. No employee, Director or consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

13.3. Right of Setoff. The Company or any Affiliate or Subsidiary may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or Affiliate or Subsidiary may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company or any Affiliate or Subsidiary, although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 13.

13.4. Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made, unless expressly permitted by the terms of the Award Agreement or by action of the Administrator in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

13.5. Disqualifying Disposition Notification. If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within (10) ten days thereof. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

SECTION 14.

Change of Control

14.1. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

(a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable in accordance with this Plan and the Participant’s Award Agreement;

(b) Any Period of Restriction and other restrictions imposed on Restricted Shares shall lapse; and

(c) Unless otherwise specified in a Participant’s Award Agreement at time of grant, the maximum payout opportunities attainable under all outstanding Awards of Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change of Control. The vesting of all such Awards shall be accelerated as of the effective date of the Change of Control, and in full settlement of such Awards, there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change of Control the maximum of payout opportunities associated with such outstanding Awards.

14.2. The foregoing provisions of this Section 14 notwithstanding, the Board and the Continuing Directors may determine that no Change in Control shall be deemed to have occurred or that some or all of the enhancements to the rights of Participants under outstanding Awards upon a Change in Control, as provided under this Section 14 or the Award Agreement, shall not apply to specified Awards if, prior to the later of occurrence of the specified event that would otherwise constitute a Change in Control (the “Event”) or the expiration of seven days after the Company has obtained actual notice that such Event has occurred, the following conditions have been met:

(a) The Board and the Continuing Directors of the Company then in office, each by a majority vote thereof, determine that the occurrence of such Event shall not be deemed to be a Change in Control hereunder, shall not be deemed to be a Change in Control with respect to one or more specified Participants, or shall not result in specified enhancements to the rights of one or more Participants that would otherwise be triggered by the occurrence of a Change in Control; and

(b) The Participant holding an Award affected by action of the Board and Continuing Directors under this Section 14 shall be protected by legally binding obligations of the Company as follows:

(i) Such Award either shall remain outstanding following consummation of all transactions involved in or contemplated by such Change in Control or shall be assumed and adjusted by the surviving entity resulting from such transactions, and the Continuing Directors determine, in either case, that changes in the terms of the Award resulting from such transactions will not materially impair its value to the Participant or his or her opportunity for future appreciation in respect of such Award; and

(ii) If, within two years following the Event, the Participant’s employment by the Company or the surviving entity that has assumed the obligations under the Award (or by an affiliate) is terminated by such employer without Cause, or is terminated by the Participant for Good Reason, such Participant’s rights in respect of such Award shall be no less favorable than would be the case if a Change in Control had occurred (without any limitation on the enhancement of the Participant’s rights) immediately prior to the Participant’s termination of employment.

SECTION 15.

Dissolution and Corporate Transactions

15.1. Dissolution and Liquidation. Upon the dissolution or liquidation of the Company, all Awards granted under this Plan which as of such date shall not have been exercised or accepted, as the case may be, will terminate and become null and void; provided, however, that if the rights of a Participant have not otherwise terminated and expired, the Participant will have the right immediately prior to such dissolution or liquidation to exercise or accept any Award to the extent that the Award is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation.

15.2. Effect of Corporate Transaction on Options. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, or, upon a Change of Control of the Company, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

15.3. Effect of Corporate Transaction on other Awards other than Options. Upon the happening of any of the events described in Section 15.2 above, Stock Appreciation Rights Restricted Stock, Performance Shares and Performance Units shall be appropriately adjusted to reflect the events described in Section 15.2. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Section 15.3, and its determination shall be conclusive.

15.4. Change of Control. In the event any provision of this Section 15 conflicts with Section 14, the provisions of Section 14 shall govern.

SECTION 16.

Amendment, Modification, and Termination

16.1. Amendment, Modification, and Termination. The Board may amend, suspend or terminate the Plan or the Administrator’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted and the Board may otherwise, in its sole discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award. The Administrator shall have no authority to waive or modify any other Award term after the Award has been granted to the extent that the waived or modified term was mandatory under the Plan.

16.2. Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

SECTION 17.

Withholding

17.1. Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

17.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Administrator, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Administrator, in its sole discretion, deems appropriate.

SECTION 18.

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

SECTION 19.

Miscellaneous

19.1. Unfunded Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Administrator may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Administrator otherwise determines with the consent of each affected Participant.

19.2. Forfeitures; Fractional Shares. Unless otherwise determined by the Administrator, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.3. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

19.4. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.5. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.6. Securities Law Compliance. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

19.7. Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

FIBERNET TELECOM GROUP, INC.

THIS PROXY IS BEING SOLICITED BY FIBERNET TELECOM GROUP, INC.’S

BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 22, 2009, in connection with the Annual Meeting to be held at 10:00 a.m. on Tuesday, June 9, 2009 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, and hereby appoints Jon A. DeLuca AND Michael S. Hubner, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of FiberNet Telecom Group, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF OUR 2003 EQUITY INCENTIVE PLAN AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. ELECTION OF DIRECTORS (OR IF ANY NOMINEE IS NOT AVAILABLE FOR ELECTION, SUCH SUBSTITUTE AS THE BOARD OF DIRECTORS MAY DESIGNATE).

☐FOR     ☐ WITHHOLD     ☐ FOR ALL NOMINEES EXCEPT

NOMINEES:	TIMOTHY P. BRADLEY

OSKAR BRECHER

ADAM M. BRODSKY

JON A. DELUCA

ROY (TREY) D. FARMER III

ROBERT E. LA BLANC

MICHAEL S. LISS

CHARLES J. MAHONEY

RICHARD E. SAYERS

2. PROPOSAL TO AMEND OUR 2003 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 1,625,482 SHARES TO 1,875,482 SHARES.

☐ FOR     ☐ WITHHOLD     ☐ ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

☐ FOR     ☐ WITHHOLD     ☐ ABSTAIN

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

FIBERNET TELECOM GROUP, INC.

Annual Meeting of Stockholders

June 9, 2009

Please date, sign and mail your proxy card as soon as possible.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign below. You need not mark any boxes.

NOTE: Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

___________________________

Signature

Date:

___________________________

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